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                                                                   EXHIBIT 10.21





                                 LEASE AGREEMENT


                                       FOR


                          RICHFIELD TOWER AT METROPOINT


                                DENVER, COLORADO


                                     BETWEEN


                          HD DELAWARE PROPERTIES, INC.,


                                   AS LANDLORD


                                       AND


                         TANNING TECHNOLOGY CORPORATION


                                    AS TENANT
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                                TABLE OF CONTENTS
                                -----------------
                                                                        Page
                                                                        ----

1. BASIC LEASE PROVISIONS, EXHIBITS AND DEFINITIONS.......................1

2. DEMISE.................................................................4

3. BASE RENT..............................................................5

4. ADDITIONAL RENT........................................................5

5. CONSTRUCTION AND POSSESSION............................................5

6. OCCUPANCY OF PREMISES..................................................7

7. SERVICES PROVIDED BY LANDLORD..........................................7

8. REPAIRS................................................................9

9. ADDITIONS AND ALTERATIONS.............................................10

10. COVENANT AGAINST LIENS...............................................11

11. INSURANCE............................................................11

12. FIRE OR CASUALTY.....................................................12

13. WAIVER OF CLAIMS - INDEMNIFICATION...................................13

14. NONWAIVER............................................................14

15. CONDEMNATION.........................................................14

16. ASSIGNMENT AND SUBLETTING............................................15

17. SURRENDER OF POSSESSION..............................................15

18. PERSONAL PROPERTY....................................................16

19. HOLDING OVER.........................................................16

20. ESTOPPEL CERTIFICATE.................................................16

21. OBLIGATIONS TO MORTGAGEES............................................17

22. CERTAIN RIGHTS RESERVED BY LANDLORD..................................17

23. RULES AND REGULATIONS................................................19

24. DEFAULT AND REMEDIES.................................................19

25. EXPENSES OF ENFORCEMENT..............................................22

26. COVENANT OF QUIET ENJOYMENT..........................................22

27. SECURITY DEPOSIT.....................................................22

28. REAL ESTATE BROKER...................................................23

29. MISCELLANEOUS........................................................23

30. LIMITATIONS ON LANDLORD'S LIABILITY..................................26

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31. .....NOTICES.........................................................26

RIDER NO. 1                OPTION TO EXTEND

                                     - ii -
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                                 LEASE AGREEMENT

                          RICHFIELD TOWER AT METROPOINT


This LEASE AGREEMENT (this "Lease") is made as of the 31st day of January, 1995, between HD DELAWARE PROPERTIES, INC., a Delaware corporation (the "Landlord"), and TANNING TECHNOLOGY CORPORATION, a Colorado corporation, whose present address Is 9025 East Kenyon Avenue, Suite 312, Denver, Colorado 80237 (the "Tenant").

1.  BASIC LEASE PROVISIONS, EXHIBITS AND DEFINITIONS

     A.   Basic Lease Provisions.

          The following are certain basic lease provisions which are part of, and in certain instances referred to in subsequent provisions of this
          Lease:

          (1) Term: Five (5) years and two (2) months, beginning on March 1, 1995 ("Commencement Date") or any deferred Commencement Date that may apply under Exhibit C. When the Commencement Date has been determined, Landlord and Tenant will execute a certificate specifying same and the last day of the Term ("Termination Date").

          (2) Base Rent: Seventy-nine Thousand Five Hundred Forty-Two and No/100 Dollars ($79,542.00) per annum (based on $20.25 per square foot of the Rentable Area of the Premises per annum), payable in equal monthly installments of Six Thousand Six Hundred Twenty-Eight and 50/100 Dollars ($6,628.50).

          (3) Operating Expense and Tax Base Amount: The amount of Operating Expenses and Taxes payable during calendar year 1995.

          (4) Permitted Use: General office use and for no other purpose.

          (5) Rentable Area of the Premises: 3,928 square feet located on the 3rd floor, known as suite 380.

          (6) Tenant's Proportionate Share: one and four hundred eighty-nine thousandths percent (1.489%), subject to adjustment as provided in Section 1C(12).

          (7) Building Percentage: 100 percent (100%), subject to adjustment as provided in Section 1C(4).

          (8) Security Deposit: Six Thousand Six Hundred Twenty-Eight and 50/100 Dollars ($6,628.50).

          (9) Broker: Andrew J. Clark.

     B.   Exhibits

          The Exhibits listed below shall be attached to this Lease and be deemed incorporated in this Lease by this reference. In the event of any inconsistency between such Exhibits and the terms and provisions of this Lease, the terms and provisions of the Exhibits shall control. The Exhibits to this Lease are:

          Exhibit A -  Legal Description of the Land

          Exhibit B -  Plan Delineating the Premises

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          Exhibit C -  Tenant Construction Agreement.

          Exhibit D -  Rules and Regulations

          Exhibit E -  Parking

          Rider No. 1  Option to Extend

     C.  Definitions.

          In this Lease (including this Section) the following defined terms have the meanings indicated:

          (1) "Additional Buildings" means any and all buildings (other than the Building) which may be constructed or located from time to time on the Land.

          (2)  INTENTIONALLY OMITTED.

          (3) "Building" means that fourteen floor office and commercial building containing approximately 263,719 square feet of rentable area commonly known as Richfield Tower at METROPOINT, 4600 South Ulster Street, Denver, Colorado, located on the Land and in which the Premises are located.

          (4) "Building Percentage" means that percentage obtained from time to time by dividing the Rentable Area of the Building by the sum of the Rentable Area of the Building and the Rentable Area of those portions of any Additional Buildings that are occupied by tenants (provided, however, that at such time as eighty percent (80%) of the Rentable Area of any Additional Building is occupied by tenants, the full Rentable Area of such Additional Building shall be included in the foregoing calculation). For any Calendar Year in which the Rentable Area used to calculate the Building Percentage changes, the Building Percentage shall be calculated based on the average of such Rentable Area during such Calendar Year, taking into account the date(s) on which the change occurs. The Building Percentage shall initially be that percentage set forth in Section 1A(9).

          (5) "Calendar Year" means any twelve month period, January through December, which contains any part of the Term of this Lease.

          (6) "Complex" means the Land, the Building and all other Improvements on the Land from time to time, including any variations or additions thereto, but excluding the Additional Buildings.

          (7) "Land" means the real property legally described on Exhibit A, less any portion or portions thereof that may be conveyed separately from the Building by Landlord from time to time, plus any additional real property located proximate thereto that may be operated in conjunction therewith by Landlord from time to time.

          (8) "Operating Expenses" means all expenses, costs and disbursements (other than those expressly excluded below) of every kind and nature paid or incurred by Landlord in owning, operating, managing, leasing, equipping, securing, protecting, insuring, heating, cooling, ventilating, lighting, repairing, replacing, renewing, cleaning, maintaining, and providing water, sewer and other utilities to, the

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               Building plus the Building Percentage of such expenses, costs and disbursements paid or incurred by Landlord with respect to the Land, the parking structure and other improvements in the Complex (exclusive of Additional Buildings). Operating Expenses shall not include ground rent and principal and interest payments on loans made to Landlord, costs required to be capitalized for federal income tax purposes (except as provided below), leasing commissions, "Taxes" (as defined in Section 1C(11) below), or costs related solely to any Additional Buildings at the Complex; however, Operating Expenses shall include costs required to be capitalized for federal income tax purposes that are (i) incurred in order to conform to changes subsequent to the date of this Lease in any applicable laws, ordinances, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction over the Complex, or (ii) intended to reduce Operating Expenses or the rate of increase in Operating Expenses; such costs shall be charged by Landlord to Operating Expenses in equal annual installments over the useful life of the items for which such costs are incurred (as reasonably determined by Landlord) together with interest on the balance of the unamortized cost at the rate stated by The First National Bank of Chicago as its corporate base rate at the time each such cost was incurred by Landlord.

          (9) "Premises" means that portion of the Building identified as such on Exhibit B and containing the Rentable Area set forth in
               Section 1A(7). The Premises do not include, and Landlord hereby excludes and reserves for its sole and exclusive use, any and all: janitor closets, stairways and stairwells; fan, mechanical, electrical, telephone and similar rooms (other than those installed for Tenant's exclusive use); elevator, pipe and other vertical shafts, flues and ducts; all areas above the acoustical ceiling and below the finished floor covering installed in the Premises; and other areas not shown on Exhibit B as being part of the Premises.

          (10) "Rentable Area" means area in square feet, calculated by Landlord's architect, whose determination shall be conclusive.

          (11) "Taxes" means all real estate and personal property taxes and assessments (general, special or otherwise) and license fees, levied or assessed by any federal, state, county or local government or by any other taxing district or authority upon or with respect to the Building, the maintenance equipment and vehicles, elevators, building machinery and other personal property owned or leased by Landlord and necessary for the operation of the Building, plus the Building Percentage of such real estate and personal property taxes and assessments upon or with respect to the Land, the parking structure and other improvements in the Complex and similar personal property necessary for the operation of the Complex. Notwithstanding the foregoing, Taxes shall not include taxes and assessments on the improvements included in any Additional Buildings or any personal property used solely in connection with any Additional Buildings. Should any governmental authority having jurisdiction over the Complex impose an income or franchise tax or a tax on rents in substitution, in whole or in part, for such real estate or personal property taxes or in lieu of any increase in such taxes, such income, franchise or rent tax shall be deemed to constitute Taxes

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               hereunder. Taxes shall include all special taxes and special assessments, installments of which are required to be paid during any Calendar Year, and all fees and costs, including attorneys' fees and expenses, incurred by Landlord in seeking to reduce, or limit the increase in, any Taxes, regardless of whether any reduction or limitation is obtained. All references to Taxes for a particular year shall be deemed to refer to Taxes levied, assessed or otherwise imposed for such year without regard to when such Taxes are payable.

          (12) "Tenant's Proportionate Share" means that percentage obtained from time to time by dividing the Rentable Area of the Premises by the Rentable Area of the Building. For any Calendar Year in which the Rentable Area used to calculate the Tenant's Proportionate Share changes, the Tenant's Proportionate Share shall be calculated based on the average of such Rentable Area during such Calendar Year, taking into account the date(s) on which the change occurs. The Tenant's Proportionate Share shall initially be that percentage set forth in Section 1A(8). Notwithstanding the foregoing provisions, during any portion of the Term that the Building is not fully occupied, the Tenant's Proportionate Share with respect to those Operating Expenses which are variable depending upon occupancy (such as janitorial costs) shall be equitably adjusted so as to attribute to Tenant its fair share of such variable Operating Expenses, but shall not be adjusted with respect to any Operating Expenses which are not variable depending upon occupancy (such as liability insurance and landscape maintenance). If Landlord should lease any premises in the Building on a net lease" or similar basis such that Landlord is not obligated to furnish to the tenant(s) of such premises any of the services described in Section 7, then, with respect to those items of Operating Expenses that would have been incurred by Landlord had Landlord been required to furnish all of the services described in Section 7 to such premises, such premises shall be deemed "unoccupied" for purposes of the preceding sentence depending upon occupancy (such as liability insurance and landscape maintenance).

          (13) "Term" means the term of this Lease which shall commence on the date set forth in Section 1A(1) or the later date to which such commencement may be extended pursuant to Section 5C (the "Commencement Date") and shall terminate on the date set forth in
               Section 1A(2) or the later date to which such termination may be extended pursuant to Section 5C (the "Termination Date"), unless terminated earlier or extended further as provided in this Lease.


     Certain additional defined terms are used in this Lease; such terms have the meanings set forth in the sections of this Lease where the definitions of such terms appear.

2.  DEMISE

     In consideration of the keeping, observance and performance by Tenant of the provisions, covenants and agreements contained in this Lease and the payment by Tenant of the rents herein reserved, Landlord hereby demises and leases to Tenant and Tenant hereby takes from Landlord, the Premises for the Term hereof, subject to the terms and conditions of this Lease and existing covenants, conditions, restrictions, easements and encumbrances affecting the same.

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3.  BASE RENT

     Commencing on the Commencement Date and thereafter during the Term, Tenant covenants and agrees to pay the rent described in this Section 3 (the "Base Rent") in accordance with the provisions hereof. Base Rent during each Calendar Year shall be payable in monthly installments as set forth in
     Section 1A(2), in advance on or before the first day of each and every month during the Term. If the Term commences other than on the first day of a month or ends other than on the last day of a month, Base Rent for such month shall be prorated. Upon the execution hereof, Tenant shall pay the monthly installment for the first full month of the Term for which Base Rent is due. All payments of Base Rent and other "Rent" (as defined below) shall be made at such place as Landlord may from time to time designate to Tenant in writing, without any demand, set-off or deduction whatsoever. Notwithstanding anything to the contrary contained herein, Landlord hereby waives payment of Base Rent for the first two (2) months of the initial Term of this Lease.

4.  ADDITIONAL RENT

     In addition to paying the Base Rent specified in Section 3 hereof, Tenant shall pay as "Additional Rent" the amounts described in this Section 4. The Base Rent, the Additional Rent and all other amounts payable by Tenant to Landlord pursuant to this Lease are sometimes herein collectively referred to as the "Rent."


     Tenant shall pay to Landlord as Additional Rent an amount (the "Operating Expense and Tax Escalation Amount") for each Calendar Year equal to the total of the amount by which Tenant's Proportionate Share of Operating Expenses and Taxes for such Calendar Year exceeds the Operating Expense and Tax Base Amount. The Operating Expense and Tax Escalation Amount for each Calendar Year shall be paid in estimated monthly installments. The amount of the estimated monthly installments shall be reasonably estimated and adjusted from time to time by Landlord by written notice to Tenant. As promptly as practicable following the close of each Calendar Year, Landlord shall deliver to Tenant its statement specifying the amount of Operating Expenses and Taxes for such Calendar Year, the total estimated installments paid by Tenant for such Calendar Year and the actual Operating Expense and Tax Escalation Amount for such Calendar Year. If such statement shows that the actual Operating Expense and Tax Escalation Amount exceeds the total estimated payments by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of such statement. If such statement shows that Tenant's estimated payments exceed the Operating Expense and Tax Escalation Amount, the overage shall be credited against the next accruing amounts due from Tenant under this Lease and the balance, if any, shall be refunded to Tenant. All estimated monthly installments of Additional Rent due under this Section shall be payable in advance, commencing on the Commencement Date and thereafter on the first day of each and every month during the Term at the same place as Base Rent. Tenant's obligation to pay the Additional Rent provided for in this Section 4 which is accrued but not paid for periods prior to the expiration or termination of the Term shall survive such expiration or termination. For any Calendar Year which does not fall entirely within the Term, Tenant shall be obligated to pay only a pro-rata share of the Operating Expense and Tax Escalation Amount as hereinabove determined based on the number of days of the Term falling within the Calendar Year in question.

5.  CONSTRUCTION AND POSSESSION.

     A.   Landlord's Obligations

          Landlord will proceed to complete the Premises in accordance with the Tenant Construction Agreement attached hereto as Exhibit C and tender the Premises to Tenant upon substantial completion of Landlord's obligations thereunder. The Premises shall be accepted by Tenant when tendered, provided the following conditions have been satisfied:

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          (1)  Those common areas of the Building necessary to permit Tenant's safe occupancy and use of the Premises, including all building systems necessary for the performance of Landlord's service obligations under Section 7 hereof, shall be substantially complete; and

          (2) A Certificate of Occupancy or similar written approval shall have been issued by the appropriate governmental authority permitting occupancy of the Premises.


Landlord and Tenant agree that all alterations, improvements and additions made to the Premises pursuant to the Tenant Construction Agreement, whether paid for by Landlord or Tenant, shall without compensation to Tenant become Landlord's property upon installation and shall remain Landlord's property at the expiration of the Term or sooner termination of this Lease. period of such occupancy prior to the scheduled Commencement Date at the rates set forth in
Section 3 and Section 4 hereof, pro-rated for the portion of Premises so occupied. Under no circumstances shall the occurrence of any of the events referred to in this Section 58 be deemed to accelerate the Termination Date.

     C.   Failure to Complete

          If Landlord fails to substantially complete its obligations under the Tenant Construction Agreement and tender the Premises to Tenant in accordance with Section 5A on or before the originally scheduled Commencement Date set forth in Section 1A(1), Landlord will not be in default or liable in damages to Tenant, nor will the obligations of Tenant hereunder be affected, provided, however, that:

          (1) the Commencement Date shall automatically be extended by one day for each day of the period beyond the date set forth in Section 1A(1) that Landlord fails to so substantially complete its obligations, less any portion of that period attributable to Tenant's delays as more particularly described in the Tenant Construction Agreement, and the Termination Date shall automatically be extended by the same number of days that the Commencement Date is so extended (except that if such extension would result in the Termination Date occurring on other than the last day of a calendar month, the Termination Date shall be extended by the additional number of days required in order for the Termination Date to occur on the last day of a calendar month); and

          (2) if the full Premises are not tendered to Tenant in accordance with Section 5A on or before the date 6 months after the date set forth in Section 1A(1) (plus any period of delay caused by Tenant as described in the Tenant Construction Agreement), Tenant shall have the right to terminate this Lease and all obligations and rights created hereby by delivering written notice of termination to Landlord not more than thirty (30) days after such date.


Upon a termination under subparagraph (2) above, each party shall, upon the other's request, execute and deliver an agreement in recordable form containing a release and surrender of all right, title and interest in and to this Lease; neither Landlord nor Tenant shall have any further obligations to each other, including without limitation, any obligations to pay for work previously performed in the Premises; all improvements to the Premises shall become and remain the property of Landlord; and Landlord shall refund to Tenant any sums paid to Landlord by Tenant in connection with this Lease, including without limitation any payments to Landlord of construction costs for the Premises. Such postponement of the commencement of the Term and such termination

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and refund right shall be in full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Landlord's failure to substantially complete its obligations under the Tenant Construction Agreement by the date set forth in Section 1A(1).

     D.   Punch List

          The Tenant's taking possession of any portion of the Premises shall be conclusive evidence that such portion of the Premises was in good order and satisfactory condition when the Tenant took possession, except as to items contained on a punch list to be prepared after an inspection made and signed by representatives of Landlord and Tenant when Tenant takes possession. Landlord shall not be responsible for any items of damage caused by Tenant, its agents, independent contractors or suppliers. No promise of the Landlord to alter, remodel or improve the Premises or the Building or Complex and no representation respecting the condition of the Premises or the Building or Complex have been made by the Landlord to the Tenant other than as may be contained in this Lease or in the Tenant Construction Agreement.

6.  OCCUPANCY OF PREMISES.

     A.   Use

          Tenant shall use and occupy the Premises only for the use described in
          Section 1A(6) (the "Tenant's Use").

     B.   Compliance

          Tenant shall not use or permit the use of the Premises or the Complex or any part thereof for any purpose prohibited by law. Tenant shall, at its sole expense, comply with and conform to all of the requirements of all governmental authorities having jurisdiction over the Complex which relate in any way to the condition, use and occupancy of the Premises (other than structural and system repairs as described in Section 7A(1), which are the responsibility of the Landlord) throughout the entire Term of this Lease.

7.  SERVICES PROVIDED BY LANDLORD.

     A.   Description of Standard Services

          Landlord will furnish for Tenant and the Premises, subject to the other provisions of this Section 7, the following services:

          (1) repair and maintenance of all structural elements of the Building and all general mechanical and electrical systems installed in the Building by Landlord, but excluding any systems installed in the Premises for Tenant's exclusive use. The cost of such repair and maintenance shall be included in Operating Expenses unless otherwise provided in this Lease or unless caused by the act or omission of Tenant, its agents, employees, contractors, licensees or invitees, in which latter case such cost shall be paid by Tenant within fifteen (15) days after written demand therefor;

          (2) heating, ventilating and air conditioning (heating or cooling as required by the seasons), without special request from Tenant, from 8:00 a.m. to 6:00 p.m. on Monday through Friday, except holidays, at temperatures and in amounts as may, in the sole judgment of the Landlord, be reasonably required for comfortable use and occupancy under normal business operations with "Customary Office Equipment" (as used in this Lease, "Customary Office Equipment" shall include typewriters, adding machines, calculators, dictation recorders, small reproduction machines and similar devices and

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               equipment but shall not include any machines, devices or
               equipment that adversely affect the temperature otherwise maintained in the Premises such as, e.g., data processing, computer or heavy-duty reproduction equipment). If Tenant shall require such heat, ventilation or air conditioning outside the hours and days specified above (the "After Hours HVAC"), Landlord will furnish the same for the hours specified in a request from Tenant (an "HVAC Request") and for this service Tenant will pay Landlord, upon receipt of Landlords statement, the hourly rate reasonably determined by Landlord from time to time; provided, however, that Tenant shall not be required to pay any such charge for heating, ventilation or air conditioning requested by Tenant in an HVAC Request for the hours from 8:00 a.m. to 1:00 p.m. on Saturdays (except holidays). Any HVAC Request by Tenant shall be made in such a manner and at such time as Landlord may from time to time establish for HVAC Requests, and Tenant acknowledges and agrees that Landlord may require that HVAC Requests be made by Tenant's authorized employees by direct code or card access to the computer system controlling the Building's mechanical system. As of the date of this Lease, Landlord's charge for After Hours HVAC is thirty-five and No/100 Dollars ($35.00) per hour, with a minimum charge of two (2) hours. Tenant acknowledges that Landlord shall have the right to change such After Hours HVAC rate from time to time as reasonably determined by Landlord;

          (3) cold water for lavatory and toilet purposes, refrigerated water for drinking purposes and tempered water for lavatory purposes; all water service to be supplied from the regular supply of water to the Building at points of supply provided for general use of tenants of the Building through fixtures installed by Landlord;

          (4) janitorial services to the Premises comparable to those janitorial services provided to tenants of similar first-class office buildings in the Denver metropolitan area;

          (5) passenger elevators for access to and from the floor(s) on which the Premises are located, shuttle elevators for access to the parking garage, and freight elevator service but only when scheduled through the manager of the Building;

          (6) toilet facilities in common with other tenants on the floors occupied by Tenant;

          (7) electric lighting for all public areas and special service areas of the Building as reasonable and standard for first-class office buildings, including replacement of light bulbs and tubes;

          (8) replacement of light bulbs in those Building standard lighting fixtures installed in the Premises; and

          (9) electrical current at the Building standard of 2 watts per rentable square foot of the Premises for normal business operations within the Premises for regular business hours during a normal business week (including lighting for the Premises and for Customary Office Equipment).

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     B.   Additional Services

          Landlord shall not be obligated to furnish any services or utilities other than those stated in Section 7A above. If Tenant should require electric current, water or any other energy in excess of the amounts provided by Landlord pursuant to Section 7A above, such excess electric, water or other energy requirement shall be supplied only with the consent of Landlord, which consent shall not be unreasonably withheld. If Landlord grants such consent, Tenant shall, on demand, pay all costs of meter service and installation of facilities necessary to measure and furnish the required excess capacity. Tenant shall also pay the entire cost of such additional electricity, water or other energy so required in the event Tenant installs any machines, equipment or devices in the Premises that do not constitute Customary Office Equipment and such machines, equipment or devices cause the temperature in the Premises, or any part thereof, to exceed the temperatures the Building's mechanical system would be able to maintain in the Premises were it not for such machines, equipment or devices, then Landlord reserves the right to install supplementary air conditioning units in the Premises, and the costs thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand. Notwithstanding anything to the contrary contained herein, if Tenant should require electric current in excess of 2 watts per rentable square foot of the Premises, and Landlord installs a submeter for the Premises to measure such excess electricity use as set forth herein, Landlord shall provide Tenant with a monthly cost summary detailing Tenant's electrical usage based on Tenant's meter reading performed by the Public Service Company of Colorado (or its successor) and Tenant shall pay Landlord for such excess electrical use pursuant to such summary upon receipt of invoice. Landlord, in its sole discretion, shall have the right to, at all times, alter any and all utilities and the equipment relating thereto.

     C.   Interruption of Services

          Landlord does not warrant that the services provided for in this
          Section 7 will be free from any irregularity or stoppage. Landlord will use due diligence to resume the service upon any irregularity or stoppage; provided, however, no irregularity or stoppage of any of these services will create any liability for Landlord, constitute an eviction, actual or constructive, of Tenant, or cause any abatement of the Rent payable under this Lease or in any manner or for any purpose relieve Tenant from any of its obligations under this Lease.

8.   REPAIRS.

     A.   Repairs Within the Premises

          Subject to the terms of Sections 7A(1), 12 and 15 hereof, Tenant will, at Tenant's own expense, keep the Premises in good order, repair and condition at all times during the Term. Except for damage caused by Landlord, its employees, agents or contractors, Tenant shall promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances, under the supervision and subject to the approval of the Landlord. All work done by Tenant or its contractors (which contractors shall be subject to Landlord's reasonable approval and shall not conflict with any union affiliation of Landlord's contractors) shall be done in a first-class workmanlike manner using only, grades of materials at least equal in quality to those which are included in Landlords standard improvements for the Building and shall comply with all insurance requirements and all applicable laws and ordinances and rules and regulations of governmental departments or agencies. At Landlord's option, Landlord may require that all work required to be performed by Tenant under this Section 8A be performed by Landlord or Landlord's contractor at Tenant's expense, in which case Tenant shall pay Landlord the cost of any such work, including an amount sufficient to reimburse Landlord for overhead and related expenses, forthwith upon being billed for the same as additional Rent hereunder.

     B.   Landlord's Entry

          If the Tenant fails to do so within a reasonable period of time or if Landlord deems such action necessary because of an actual or suspected emergency, Landlord may, but need not, make the repairs and replacements described in Section 8A, and Tenant shall pay Landlord the cost thereof, including an amount sufficient to reimburse Landlord for overhead and related expenses, forthwith upon being billed for same as additional Rent hereunder. Landlord may, but shall not be required to, enter the Premises at all reasonable times on prior notice (except in cases of actual or suspected emergency, in which case no prior notice shall be required) for the purpose of inspecting, repairing or maintaining the same. Landlord shall take reasonable steps in connection with such entry to minimize any disruption to Tenant's business or its use of the Premises.

     C.   Notice of Damage

          Tenant shall give prompt notice to Landlord of (a) any fire or other casualty in the Premises, (b) any damage to or defect in the Premises, including the fixtures, equipment and appurtenances thereof, for the repair of which Landlord might be responsible and (c) any damage to or defect in any parts or appurtenances of the Building's sanitary, electrical, heating, air conditioning, elevator or other systems located in or passing through the Premises or any part thereof. Landlord shall have no repair obligations whatsoever absent such notice or actual knowledge of such condition.

9.   ADDITIONS AND ALTERATIONS

     Tenant shall not, without the prior written consent of Landlord, make any alterations, improvements or additions to the Premises. If Landlord consents to such alterations, improvements or additions, it may impose such conditions with respect thereto as Landlord deems appropriate, including, without limitation, requiring Tenant to furnish Landlord with insurance against liabilities which may arise out of such work, security for Tenant's obligations to pay for such work, plans and specifications for Landlords approval prior to commencement of construction, copies of all permits necessary for such work and "as built" plans after completion of such work together with a complete breakdown of the cost of such work as required for purposes of Landlord's insurance or self-insurance. The work necessary to make any alterations, improvements or additions to the Premises shall be done at Tenants expense by employees of or contractors hired by Landlord. Tenant shall promptly pay, when due, the cost of all such work and of all decorating required by reason thereof. Tenant shall also pay to Landlord an amount sufficient, in Landlord's reasonable judgment, to reimburse Landlord for all of its overhead and related expenses allocable to such work. Upon completion, Tenant shall deliver to Landlord, to the extent not previously received by Landlord, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. All alterations, improvements and additions to the Premises, whether temporary or permanent in character, made or paid for by Landlord or Tenant shall without compensation to Tenant become Landlord's property upon installation. All such alterations, improvements and additions shall, unless Landlord had expressly requested or approved their removal when Landlord consented to their installation (in which case Tenant shall remove the same as provided in Section 17), remain Landlord's property upon termination of this Lease by lapse of time or otherwise and shall be relinquished to Landlord in good condition, ordinary wear and tear excepted.

10.  COVENANT AGAINST LIENS

     Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Complex or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises. In case any such lien attaches, Tenant covenants and agrees to cause it to be immediately released and removed of record, unless Tenant has a good faith dispute as to the validity of such lien in which case Tenant may contest such lien by appropriate proceedings so long as Tenant deposits with Landlord a bond or other security in an amount reasonably acceptable to Landlord which may be used by Landlord to release such lien if Tenant's contest is abandoned or is unsuccessful. Upon final determination of any permitted contest, Tenant shall immediately pay any judgment rendered and cause the lien to be released.

11.  INSURANCE.

     A.   Waiver of Subrogation

          Landlord and Tenant each hereby waive any and every claim for recovery from the other for any and all loss of or damage to the Complex or the Premises or to the contents thereof, which loss or damage is of a type insurable under "all risk" hazard insurance policies available at the time such loss or damage was sustained. Inasmuch as this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give written notice of the terms of this mutual waiver to each insurance company which has issued, or in the future may issue, a policy of hazard insurance to such party. Each party shall also have each such insurance policy properly endorsed, if necessary, to prevent the invalidation of such insurance coverage by reason of such waiver. If Landlord adopts a plan of self-insurance with respect to those portions of the Building Landlord may be obligated to repair or restore under Section 12A (and Landlord reserves the right to adopt such a plan) Landlord's waiver of claims contained in the first sentence of this paragraph will continue to be effective as long as Tenant's waiver of subrogation remains in effect.

     B.   Coverage

          Tenant agrees, at its cost, to obtain and keep in force during the Term the following described insurance, provided that Landlord may from time to time require reasonable increases in the limits set forth below:

          (1) Liability Insurance. Comprehensive general liability insurance with combined single limits of not less than $2,000,000 for personal injury and property damage occurring in or about or related to the use of the Premises and assumed contractual liability with respect to Tenant's obligations under Section 13, and employer's liability Insurance with limits of at least $500,000.

          (2) Tenant's Personal Property. An "all risk" hazard insurance policy in the amount equal to the full replacement cost of Tenant's office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises.

          (3) Worker's Compensation and Tenant's Contractors. A worker's (or workmen's) compensation insurance policy in at least the amount required by law. In addition, Tenant shall require any of Tenant's contractors that will perform work on the Premises to deliver to

               Landlord, prior to the commencement of such work, certificates of insurance evidencing that such contractors carry contractor's liability insurance in the amount of at least $500,000 and worker's (or workmen's) compensation insurance in at least the amount required by law.

          (4) Form of Policies. All policies evidencing the coverage required under this Section 11B shall be issued by carriers with a rating of A-VII or better by Best's Key Rating Guide and licensed to do business in the State of Colorado and shall provide that (a) the coverage is primary and non-contributing to any insurance that may be carried by Landlord; (b) the coverage cannot be canceled, modified, reduced, or otherwise materially changed except after thirty (30) days' prior written notice to Landlord; and (c) Landlord, Homart Holding Company of Delaware Inc., Homart Development Co. and any other person or entity that Landlord may designate from time to time as additional insureds (except that such parties need not be so named in Tenant's worker's compensation policy). Tenant shall furnish Landlord with true copies of all policies or certificates of insurance evidencing such coverage promptly on receipt.

     C.   Avoid Action Increasing Rates

          Tenant shall comply with all applicable laws and ordinances, all orders and decrees of court and all requirements of other governmental authorities, and shall not, directly or indirectly, make any use of the Premises which may thereby be prohibited or be dangerous to person or property or which may jeopardize any insurance coverage, or may increase the cost of insurance or required additional insurance coverage. In no event shall Tenant permit in the Premises flammables such as gasoline, turpentine, kerosene, naphtha and benzene, or explosives or any other article of intrinsically dangerous nature, and in no event shall Tenant, its agents, employees or invitees bring such flammables or other articles into the Complex. If by reason of the failure of Tenant to comply with the provisions of this Section 11C,
          (i) any insurance coverage is jeopardized, Landlord shall have the option to terminate this Lease or (ii) insurance premiums are increased, Landlord may require Tenant to make immediate payment of the increased insurance premium as additional Rent hereunder.

12.  FIRE OR CASUALTY.

     A.   Restoration - Cancellation upon Major Damage

          If the Premises or the Building shall be damaged by fire or other casualty Landlord shall, promptly after learning of such damage, notify Tenant in writing of Landlord's estimate of the time necessary to repair or restore such damage. If Landlord reasonably estimates that repair or restoration of all of such damage that was caused to the Premises or to any other portion of the Building necessary for Tenant's occupancy cannot be completed within one hundred eighty (180) days from the date of such damage, then Tenant shall have the option to terminate this Lease. If such damage, in Landlord's opinion, has rendered all or a substantial portion of the Premises or the Building untenantable, Landlord shall have the option to terminate this Lease. Any option to terminate granted hereunder must be exercised by written notice to the other party given within ten (10) days after Landlord delivers to Tenant the notice of estimated repair time. If either party exercises its option to terminate this Lease, the Term shall expire and this Lease shall terminate ten (10) days after notice of termination is delivered; provided, however, that Rent for the period commencing on the date of such damage until the date this Lease terminates shall be reduced to the reasonable value of any use or occupation of the Premises by Tenant during such period. If neither party so terminates this Lease, then Landlord shall repair and restore such damage with reasonable promptness, subject to delays for insurance adjustments and delays caused by matters beyond Landlord's control. Landlord shall have no liability to Tenant and Tenant shall not be entitled to terminate this Lease in the event such repairs and restoration are not in fact completed within the time period estimated by Landlord.

     B.   Rent Abatement

          In the event any fire or casualty damage renders the Premises untenantable and if this Lease shall not be terminated pursuant to
          Section 12A hereof by reason of such damage, then Rent shall abate during the period beginning with the date of such damage and ending with the date when Landlord has substantially completed its obligations under this Section 12. Such abatement shall be in an amount bearing the same ratio to the total amount of Rent for such period as the untenantable portion of the Premises bears to the entire Premises. In no event will Landlord be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from damage caused by fire or other casualty or the repair of such damage, provided however that, to the extent Tenant remains in possession of a portion of the Premises, Landlord will take all reasonable steps to minimize the disruption to Tenant's business and use of such portion of the Premises during the period of repair.

13.  WAIVER OF CLAIMS - INDEMNIFICATION

     (a) To the extent not prohibited by law, Landlord and its parent and affiliated corporations, its and their partners, venturers, directors, officers, agents, servants and employees shall not be liable for, and Tenant waives all claims for, any damages to person or property, or resulting from the loss of use thereof, or any loss of profits or damages from business interruption, sustained by Tenant or by Tenant's officers, agents, servants or employees due to the Building or the Complex or any part thereof or any appurtenances thereof becoming out of repair, or due to the happening of any accident or event in or about the Building or Complex, or due to any act or neglect of any tenant or occupant of the Building or Complex or of any other person. This provision shall apply particularly (but not exclusively) to damage caused by gas, electricity, snow, frost, steam, sewage, sewer gas or odors, fire, water or by the bursting or leaking of pipes, faucets, sprinklers, plumbing fixtures, and windows, and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind. Tenant further agrees that all personal property upon the Premises, or upon loading docks, receiving and holding areas or parking areas, of the Building or the Complex, shall be at the risk of Tenant only, and that Landlord shall not be liable for any loss or damage thereto or theft thereof. Without limitation of any other provisions hereof and to the extent not prohibited by law, Tenant agrees to defend, protect, indemnity and save harmless Landlord and its parent and affiliated corporations, its and their partners, venturers, directors, officers, agents, servants and employees from and against all fines, suits, costs, demands, actions, judgments, claims, liabilities, losses, damages or expenses ("Liabilities") made or asserted against or incurred by an Indemnitee and attributable to the negligence, willful misconduct or breach of this Lease by Tenant or its officers, servants, agents, employees, contractors, suppliers, workmen or invitees. If any such proceeding is brought against an Indemnitee, Tenant will retain counsel reasonably satisfactory to Landlord to defend the Indemnitee at Tenant's sole cost and expense. All such costs and expenses, including attomeys' fees and court costs, shall be a demand obligation owing by Tenant to Landlord. Tenant's obligations under this Section shall survive the termination or expiration of this Lease;


     (b) Landlord will Indemnify and hold and save Tenant, its affiliates and their respective Employees harmless from all Liabilities to the extent such Liabilities shall arise directly and solely from Landlord's gross negligence or intentional act or omission. If any such proceeding is brought against an indemnitee, Landlord will retain counsel reasonably satisfactory to Tenant to defend the indemnitee at Landlord's sole cost and expense. All such costs and expenses, including reasonable attorneys' fees and court costs, shall be a demand obligation owing by Landlord to Tenant. Landlord's obligations under this Section shall survive the termination or expiration of this Lease.

14.  NONWAIVER

     No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy on account of the violation of such provision even if such violation be continued or repeated subsequently, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated.

15.  CONDEMNATION

     If the whole or substantially the whole of the Building, the Premises or the parking facilities in the Complex is taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or is sold to the condemning authority in lieu of condemnation, then this Lease will terminate as of the date when physical possession of the Building, the Premises or the parking facilities in the Complex is taken by the condemning authority. If less than the whole or substantially the whole of the Building, the Premises or the parking facilities in the Complex is thus taken or sold and if, after such partial taking, in Landlords' reasonable judgment, alteration or reconstruction of the Complex is not economically justified, Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice to Tenant within sixty (60) days after the taking. If over fifty percent (50%) of the Premises is thus taken or sold, Tenant may terminate this Lease if, and only if, in Tenant's reasonable judgment, the Premises cannot be operated by Tenant in an economically viable fashion because of such partial taking. Such termination by Tenant must be exercised by written notice to Landlord given not later than sixty (60) days after Tenant is notified of the taking of the Premises. Termination by Landlord or Tenant shall be effective as of the date when physical possession of the applicable portion of the Complex, the Building or the Premises is taken by the condemning authority. If neither Landlord nor Tenant elects to terminate this Lease upon a partial taking of a portion of the Premises, the Rent payable under this Lease will be diminished by an amount allocable to the portion of the Premises which was so taken or sold. If this Lease is not terminated upon a partial taking, Landlord will, at Landlord's sole expense, promptly restore and reconstruct the Complex, the Building and the Premises to substantially their former condition to the extent that the same may be feasible. Landlord in no event shall be required to spend for such restoration or reconstruction an amount in excess of the net amount received by Landlord as compensation or damages for the part of the Complex, the Building or the Premises so taken. As between the parties to this Lease, Landlord will be entitled to receive all of the compensation awarded upon a taking of any part or all of the Complex, the Building or the Premises including any award for the value of any unexpired term of this Lease and Tenant will not be entitled to and expressly waives all claim to any compensation for the unexpired term of this Lease. The foregoing shall not in any way restrict Tenant from asserting a claim in a separate proceeding against the condemning authority (if and to the extent permitted by law) for any damages resulting from the taking of Tenant's trade fixtures or for moving expenses or business relocation expenses incurred as a result of such condemnation.

16.  ASSIGNMENT AND SUBLETTING

     Tenant shall not, without the prior written consent of Landlord, (i) assign, convey or mortgage this Lease or any interest hereunder; (ii) suffer to occur or permit to exist any assignment of this Lease, or any lien upon Tenant's interest, voluntarily, involuntarily or by operation of law; (iii) sublet the Premises or any part thereof; or (iv) permit the use of the Premises by any parties other than Tenant and its employees. For purposes of the preceding sentence, any change in ownership of Tenant or of any guarantor of Tenant's obligations under this Lease (a "Guarantor") shall be deemed to be an assignment of this Lease; a "change in ownership" shall be deemed to have occurred (a)(i) for a publicly traded corporation, when there is a change of effective control; (ii) for any other entity, in the event of any circumstance where the voting interest of any party or group of parties increases or decreases by more than one-third of the entire voting interest; or (b) upon the distribution of over fifty percent (50%) of any entity's assets, or if the value of assets sold (net of undistributed consideration received) exceeds fifty percent (50%) of asset value. Landlord's consent to any assignment, subletting or transfer shall not constitute a waiver of Landlord's right to withhold its consent to any future assignment, subletting or transfer.


     Tenant shall give Landlord written notice of any proposed sublease or assignment which notice shall contain the name of the proposed sublessee or assignee and proposed principal terms thereof. With respect to any proposed assignment of all of Tenant's interest under this Lease or any proposed sublease of all of the Premises, which proposed assignment or sublease is to occur subsequent to eighteen months after the Commencement Date, Landlord agrees that it shall not unreasonably withhold its consent to such assignment or sublease; provided, however, that reasonable grounds for the withholding of consent shall include, without limitation, the proposed assignee's or subtenant's insufficient financial capacity or business experience to perform Tenant's obligations under this Lease or its poor business reputation.

     Upon any assignment or subletting by Tenant, (i) the original Tenant and any Guarantor shall not be released from any covenant or obligation under this Lease, and (ii) Landlord shall be entitled to receive and collect, either from Tenant or directly from the assignee or subtenant, all of the consideration, if any, that the assignee or subtenant is required to pay for the use and enjoyment of Tenant's rights under this Lease in addition to the amounts payable by Tenant to Landlord hereunder (whether payable by such assignee or subtenant in monthly installments, in a lump sum, or otherwise).

17.  SURRENDER OF POSSESSION

     Upon the expiration of the Term or upon the termination of Tenant's right of possession, Tenant shall forthwith surrender the Premises to Landlord in good order, repair and condition, ordinary wear and damage by fire or other casualty excepted. All alterations, improvements and additions to the Premises, made or paid for by Landlord or Tenant, shall without compensation to Tenant become Landlord's property upon installation. Except as provided in Section 9 to the contrary, all such alterations, improvements and additions shall remain Landlord's property at the termination of this Lease by lapse of time or otherwise and shall be relinquished to Landlord in good condition, ordinary wear and damage by fire or other casualty excepted. Tenant agrees to remove at the termination of the Term or of its right of possession the following items of property: office furniture, trade fixtures, office equipment and all other items of Tenant's property or temporary improvements on the Premises, and Tenant shall pay to Landlord upon demand the cost of repairing any damage to the Premises and to the Building caused by any such removal. If Tenant shall fail or refuse to remove any such property from the Premises, Tenant shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Landlord without any cost either by set-off, credit, allowance or otherwise, and Landlord may at its option accept the title to such property or at Tenant's expense may (i) remove the same or any part in any manner that Landlord shall choose, and (ii) store, destroy or otherwise dispose of the same without incurring liability to Tenant or any other person.

18.  PERSONAL PROPERTY.

     A.   Responsibility

          Tenant shall be solely responsible for all costs and expenses related to personal property used or stored in the Premises. Without limiting the foregoing, Tenant shall pay any taxes or other governmental impositions levied upon or assessed against such personal property, or upon Tenant for the ownership or use of such personal property, on or before the due date for payment thereof. Such personal property taxes or impositions are not included in Taxes or the Tax Base Amount.

     B.   Landlord's Lien

          In addition to any statutory landlord's lien and in order to secure payment of all Rent and other sums of money becoming due from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained in this Lease, Tenant hereby grants to Landlord a security interest in and an express contractual lien upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated on the Premises and all Proceeds therefrom. Tenant's Personal property may not be removed from the Premises without Landlord's consent until all arrearages in Rent as well as any and all other sums of money then due to Landlord have been paid and all the Covenants, agreements and conditions imposed upon Tenant have been fully Complied with and performed by it. Upon the occurrence of an "Event of Default" (as defined in Section 24A), in addition to any other available remedies, Landlord shall have all the rights of a secured party under the Colorado Uniform Commercial Code with respect to the property covered by the security interest herein granted. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord such financing statements as may be required to perfect the security interest of Landlord in the aforementioned Property and proceeds thereof.

19.  HOLDING OVER

     If Tenant shall hold over after the expiration of the Term or of Tenant's right of possession, without written agreement providing otherwise, Tenant shall be deemed to be a tenant from month to month, at a monthly Base Rent, payable in advance, equal to two hundred percent (200%) of monthly Base Rent payable during the last year of the Term, and Tenant shall be bound by all of the other terms, covenants and agreements of this Lease as the same may apply to a month-to-month tenancy. Nothing contained herein shall be Construed to give Tenant the right to hold over at any time, and Landlord may exercise any and all remedies at law or in equity to recover possession of the Premises, as well as any damages incurred by Landlord, due to Tenant's failure to vacate the Premises and deliver possession to Landlord as herein provided.

20.  ESTOPPEL CERTIFICATE

     Tenant agrees that from time to time upon not less than ten (10) days' prior request by Landlord, Tenant will deliver to Landlord a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease as modified is in full force and effect); (ii) the dates on which the Commencement Date occurred and the Termination Date will occur; (iii) the dates on which Tenant began paying Rent and that no Rent has been paid in advance of the required payment dates; (iv) that neither the Tenant nor the Landlord is in default under any provision of this Lease, or, if a default exists, the nature thereof in detail; (v) that Tenant has no existing defenses or off-sets to the enforcement of the Lease or, if any, specifying same; and (vi) provided such events have occurred, that Tenant has accepted and occupied the Premises and that the Premises have been completed in accordance with the terms hereof. It is intended that any such statement may be relied upon by any prospective purchaser or tenant of the Building, any mortgage or prospective mortgagees thereof, or any prospective assignee of any mortgage thereon.

21.  OBLIGATIONS TO MORTGAGEES.

     A.   Subordination

          At Landlord's option, this Lease may be made subject and subordinate to future ground or underlying leases of the Land and to the lien of any mortgages or trust deeds, hereafter in force against the Land, Complex or Building, or any of them, and to all renewals, extensions, modifications, consolidation and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds. Tenant shall at Landlord's request execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination of this Lease to any such mortgages, trust deeds, ground leases or underlying leases, or, if requested by any mortgagee or ground lessor, to make Tenant's interest in this Lease superior to the interest of such mortgagee or ground lessor. It is further agreed that upon the request of the mortgagee or trustee, if the mortgage or trust deed shall be foreclosed, or the transferee if the Building shall be conveyed in lieu of foreclosure, Tenant will attorn, as Tenant under this Lease, to the purchaser at any foreclosure sale or transferee under such conveyance, or upon request of the ground lessor, if any ground or underlying lease shall be terminated, Tenant will attorn, as Tenant under this Lease, to the ground lessor, and, in either case, Tenant will execute such instruments as may be necessary or appropriate to evidence such attornment.

     B.   Notice to Landlord and Mortgagee

          In the event of any act or omission by Landlord which would give Tenant the right to damages from Landlord or the right to terminate this Lease, Tenant will not sue for such damages or exercise any such right to terminate until (i) it shall have given written notice of the act or omission to Landlord and to the holder(s) of the indebtedness or other obligations secured by any mortgage or deed of trust affecting the Premises or of any ground or underlying lease, if the name and address of such holder(s) have been furnished to Tenant, and
          (ii) the lesser of thirty (30) days or the applicable grace period hereunder for remedying the act or omission has elapsed following the giving of the notice, during which time Landlord and such holder(s), or either of them, their agents or employees, will be entitled to enter upon the Premises and do therein whatever may be necessary to remedy the act or omission.

22.  CERTAIN RIGHTS RESERVED BY LANDLORD

     Landlord shall have the following rights, each of which Landlord may exercise without notice to Tenant (except as expressly provided below) and without liability to Tenant for damage or injury to property, person or business on account of the exercise thereof, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises and shall not give rise to any claim for set-off or abatement of rent or any other claim, provided, however, that Landlord takes reasonable steps to minimize any disruption to Tenant's business or use of the Premises:

          (1) to change the name or street address of the Complex or the Building, with notice to Tenant;

          (2) to install, affix and maintain any and all signs on the exterior and on the interior of the Building or anywhere on Land or in the Complex (and Tenant agrees not to place or maintain any sign or other advertising matter outside the Premises or inside the Premises so as to be visible from outside the Premises);

          (3) to decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Building or Complex, or any part thereof, and for such purposes to enter upon the Premises, and, during the continuance of any of such work, to temporarily close doors, entryways, public space and corridors in the Building and to interrupt or temporarily suspend services or use of facilities, all without affecting any of Tenant's obligations hereunder, so long as Landlord has given Tenant reasonable prior notice of any such actions in the Premises (provided, however, that no such prior notice shall be required in the case of emergency or suspected emergency). Landlord shall take reasonable steps in connection with such actions to minimize any disruption to Tenant's business or its use of the Premises;

          (4) to the extent permitted by law, to retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises. Tenant agrees to purchase only from Landlord additional duplicate keys as required, to change no locks, and not to affix locks on doors without the prior written consent of Landlord (notwithstanding the provisions for Landlord's access to portions of the Premises, Tenant relieves and releases the Landlord of all responsibility arising out of theft, robbery and pilferage). Upon the expiration of the Term or of Tenant's right to possession, Tenant shall return all keys to Landlord and shall disclose to Landlord the combination of any safes, cabinets or vaults left in the Premises;

          (5) to designate Building standard window coverings for all windows in the Building and to designate and approve, prior to installation, all types of additional window shades, blinds or draperies, if any;

          (6) to approve the weight, size and location of safes, vaults and other heavy equipment and articles in and about the Premises and the Building (so as not to exceed the legal live load per square foot designated by the structural engineers for the Building), and to require all such items and furniture and similar items to be moved into or out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant and Landlord reserves the right to require permits before allowing any property to be moved into or out of the Building;

          (7) to show the Premises to prospective tenants at reasonable hours and upon reasonable notice, which such notice may be given by telephone to Tenant's office manager or via facsimile transmission during the last six months of the Term; and

          (8) to erect, use and maintain unexposed pipes, ducts, wiring and conduits, and appurtenances thereto, in and through the Premises.

23.  RULES AND REGULATIONS

     Tenant covenants and agrees to keep and observe the rules and regulations attached to this Lease as Exhibit D and made a part hereof. Landlord shall have the right from time to time to amend such rules and regulations and to prescribe additional rules and regulations which, in its sole judgment, may be desirable for the use, entry, operation and management of the Premises, the Building and the Complex, each of which additional rules and regulations shall be come a part of this Lease. Tenant shall comply with such rules and regulations provided, however, that such rules and regulations shall not contradict or abrogate any right or privilege herein expressly granted to Tenant.

24.  DEFAULT AND REMEDIES.

     A.   Events of Default

          Each of the following shall constitute an "Event of Default" under this Lease:

          (1) Failure to Pay Rent or Other Amounts. If Tenant fails to pay when due, Base Rent, Additional Rent, or any other Rent or amounts payable by Tenant under the terms of this Lease, and such failure shall continue for five (5) days after written notice from Landlord to Tenant of such failure, provided however, that with respect to Base Rent and Additional Rent, Tenant shall not be entitled to more than two notices of such failure during any Calendar Year and if, after two such notices are given in any Calendar Year, Tenant fails, during such Calendar Year, to pay any such amounts when due, such failure shall constitute an Event of Default without further notice by Landlord or additional cure period.

          (2) Violation of Lease Terms. If Tenant breaches or fails to comply with any provision of this Lease applicable to Tenant, and such breach or failure to comply is not covered by the provisions of
               Section 24A(1) above and continues for a period of twenty (20) days after notice thereof by Landlord to Tenant, or, if such breach or failure to comply cannot be reasonably cured within such twenty (20)-day period, if Tenant shall not in good faith commence to cure such breach or failure to comply within such twenty (20)-day period or shall not diligently complete such cure within sixty (60) days after such notice from Landlord; provided, however, that if such breach or failure to comply causes or results in (i) a dangerous condition on the Premises, Building or Complex, (ii) any insurance coverage carried by Landlord or Tenant with respect to the Premises, Building or Complex being jeopardized, or (iii) a material disturbance to another tenant of the Complex, then an Event of Default shall exist if such breach or failure to comply is not cured as soon as reasonably possible after notice thereof by Landlord to Tenant, and in any event is not cured within thirty (30) days after such notice. For purposes of this Section 24A(2), financial inability shall not be deemed a reasonable ground for failure to immediately cure any breach of, or failure to comply with, the provisions of this Lease.

          (3) Nonoccurrence of Demised Premises. If Tenant shall fail to occupy and use the Premises within fifteen (15) days after commencement of the Term or shall leave the Premises unoccupied for fifteen (15) consecutive days or shall vacate and abandon the Premises.

          (4) Transfer of Interest Without Consent. If Tenant's interest under this Lease or in the Premises shall be transferred to or pass to or devolve upon any other party in violation of the provisions of
               Section 16.

          (5) Execution and Attachment Against Tenant. If Tenant's interest under this Lease or in the Premises shall be taken upon execution or by other process of law directed against Tenant, or shall be subject to any attachment at the instance of any creditor or claimant against Tenant and said attachment shall not be discharged or disposed of within fifteen (15) days after the levy thereof.

          (6) Bankruptcy or Related Proceedings. If Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any similar act of any state, or shall voluntarily take advantage of any such law or act by answer or otherwise, or shall be dissolved or shall make an assignment for the benefit of creditors or if involuntary proceedings under any such bankruptcy or insolvency law or for the dissolution of Tenant shall be instituted against Tenant or a receiver or trustee shall be appointed for the Premises or for all or substantially all of the property of Tenant, and such proceedings shall not be dismissed or such receivership or trusteeship vacated within sixty (60) days after such institution or appointment.

     B.   Landlord's Remedies

          Time is of the essence hereof. Upon the occurrence any Event of Default, Landlord shall have the right, at Landlord's election, then or at time thereafter, to exercise any one or more of the following remedies:

          (1) Cure by Landlord. Upon an Event of Default, Landlord may, at Landlord's option, but without obligation to do so, and without releasing Tenant from any obligations under this Lease, make any payment or take any action as Landlord may deem necessary or desirable to cure any such Event of Default in such manner and to such extent as Landlord may deem necessary or desirable. Landlord may do so without demand on, or written notice to, Tenant and without giving Tenant an opportunity to cure such Event of Default. Tenant covenants and agrees to pay to Landlord, within ten (10) days after demand, all advances, costs and expenses of Landlord in connection with the making of any such payment or the taking of any such action, including reasonable attorney's fees, together with interest at the rate described in Section 29B, from the date of payment of any such advances, costs and expenses by Landlord.

          (2) Termination of Lease and Damages. Upon an Event of Default, Landlord may terminate this Lease, effective at such time as may be specified by written notice to Tenant, and demand (and, it such demand is refused, recover) possession of the Premises from Tenant. Tenant shall remain liable to Landlord for damages in an amount equal to the Base Rent, Additional Rent and other Rent and sums which would have been owing by Tenant hereunder for the balance of the Term, had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all Landlord's expenses in connection with such recovery of possession or reletting. Landlord shall be entitled to collect and receive such damages from Tenant on the days on which the Base Rent, Additional Rent and other Rent and amounts would have been payable if this Lease and not been terminated. Alternatively, at the option of Landlord, Landlord shall be entitled to recover forthwith from Tenant, as damages for loss of the bargain and not as a penalty, an aggregate sum which, at the time of such termination of this Lease, represents the present value of the excess, if any of (a) the aggregate of the Base Rent, Additional Rent and all other Rent and sums payable by Tenant hereunder that would have accrued for the balance of the Term (such aggregate shall be calculated by assuming that the monthly installment of Additional Rent due for the month in which termination occurs shall remain the same for the balance of the Calendar Year in which termination occurs and that the total amount of Additional Rent payable for the succeeding Calendar Years remaining in the Term if this Lease had not been terminated shall increase by eight percent (8%) per Calendar Year over the amount of Additional Rent payable for the Calendar Year in which termination occurs), over (b) the amount, if any, of such Base Rent, Additional Rent and other Rent and sums which Tenant establishes Landlord can reasonably expect to recover by reletting the Premises for the remainder of the Term, taking into consideration loss of rent while finding a new tenant, tenant improvements and rent abatements necessary to secure a new tenant, leasing brokers' commissions and other costs which Landlord might incur in leasing the Premises to a new tenant plus any other sum of money and damages owed by Tenant to Landlord for events or actions occurring prior to the date of termination. Such present value shall be calculated at the rate commonly called the discount rate for ninety (90)-day commercial paper in effect at the Federal Reserve Bank of Chicago on the date of termination of this Lease.

          (3) Repossession and Reletting. Upon an Event of Default, Landlord may reenter and take Possession of the Premises or any part thereof, without demand or notice, and repossess the same and expel Tenant and any party claiming by, under or through Tenant, and remove the effects of both using such force for such purposes as may be necessary, without being liable for prosecution on account thereof or being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of rent or right to bring any proceeding for breach of covenants or conditions. No such reentry or taking possession of the Premises by Landlord shall be construed as an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right, following any reentry or reletting, to exercise its right to terminate this Lease by giving Tenant such written notice, in which event the Lease will terminate as specified in said notice. After recovering possession of the Premises, Landlord may, from time to time, but shall not be obligated to, relet the Premises, or any part thereof, for the account of Tenant, for such term or terms and on such conditions and upon such other terms as Landlord, in its discretion, may determine Landlord may make such repairs, alterations or improvements as Landlord may consider appropriate to accomplish such reletting, and Tenant shall reimburse Landlord upon demand for all costs and expenses, including attorneys' fees, which Landlord may incur in connection with such reletting. Landlord may collect and receive the rents for such reletting but Landlord shall in no way be responsible or liable for any failure to relet the Premises, or any part thereof, or for many failure to collect any rent due upon such reletting. Notwithstanding Landlords recovery of possession of the Premises, Tenant shall continue to pay on the dates herein specified, the Base Rent, Additional Rent and other Rent and amounts which would be payable hereunder if such repossession had not occurred, less a credit for the net amounts, if any, actually received by Landlord through any reletting of the Premises.

          (4) Landlord's Bankruptcy Remedies. Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowable by any statute or rule or law governing such proceeding in effect at the time when such damages are to be proved, whether or not such amount be greater, equal or less than the amounts recoverable, either as damages or rent, under this Lease.


     Exercise of any of the remedies of Landlord under this Lease shall not prevent the concurrent or subsequent exercise of any other remedy provided for in this Lease or otherwise available to Landlord at law or in equity.

25.  EXPENSES OF ENFORCEMENT

     Tenant shall pay upon demand all Landlord's costs, charges and expenses, including the fees and out-of-pocket expenses of counsel, agents and others retained by Landlord, incurred in successfully enforcing Tenant's obligations hereunder. Landlord shall pay upon demand all Tenants costs, charges and expenses, including the fees and out-of-pocket expenses of counsel, agents and others retained by Tenant, incurred in successfully enforcing Landlord's obligations hereunder.

26.  COVENANT OF QUIET ENJOYMENT

     Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved, and, on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed, and performed, shall, during the Term, have quiet and peaceable possession of the Premises subject to the terms, covenants, conditions, provisions, and agreements hereof, and such possession shall not be disturbed by Landlord or by any person claiming by, through or under Landlord.

27.  SECURITY DEPOSIT

     Tenant hereby deposits with Landlord as the "Security Deposit" the amount set forth in Section 1A(10) as security for the prompt, full and faithful performance by Tenant of each and every provision of this Lease and of all obligations of Tenant hereunder.

          (1) If Tenant fails to perform any of its obligations hereunder, Landlord may use, apply or retain the whole or any part of the Security Deposit for the payment of (i) any Rent or other sums of money which Tenant may not have paid when due, (ii) any sum expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease, or (iii) any sum which Landlord may expend or be required to expend by reason of Tenant's default, including, without limitation, any damage or deficiency in or from the reletting of the Premises as provided in Section 24. The use, application or retention of the Security Deposit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law (it being intended that Landlord shall not first be required to proceed against the Security Deposit) and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If any portion of the Security Deposit is used, applied or retained by Landlord for the purposes set forth above, Tenant agrees, within ten (10) days after the written demand therefor is made by Landlord, to deposit cash with the Landlord in an amount sufficient to restore the Security Deposit to its original amount.

          (2) If Tenant shall fully and faithfully comply with all of the provisions of this Lease, the Security Deposit, or any balance thereof, shall be returned to Tenant without interest within sixty (60) days after the expiration of the Term or after the date on which Tenant vacates the Premises, whichever shall occur last. In the absence of evidence satisfactory to Landlord of any permitted assignment of the right to receive the Security Deposit, or of the remaining balance thereof, Landlord may return the same to the original Tenant, regardless of one or more assignments of Tenant's interest in this Lease or the Security Deposit. In such event, upon the return of the Security Deposit, or the remaining balance thereof, to the original Tenant, Landlord shall be completely relieved of liability under this
               Section 27 or otherwise with respect to the Security Deposit.

          (3) Tenant acknowledges that Landlord has the right to transfer its interest in the Land and Building and in this Lease and Tenant agrees that in the event of any such transfer, Landlord shall have the right to transfer the Security Deposit to the transferee. Upon written acknowledgment of transferee's receipt of such Security Deposit, Landlord shall thereby be released by Tenant from all liability or obligation for the return of such Security Deposit and Tenant agrees to look solely to such transferee for the return of the Security Deposit.

28.  REAL ESTATE BROKER

     The Tenant represents that the Tenant has dealt with no broker in connection with this Lease other than the broker or brokers, if any, named in Section 1A(11) and that insofar as the Tenant knows, no other broker or finder negotiated this Lease or is entitled to any commission or fee in connection herewith. Tenant agrees to indemnify, defend and hold Landlord free and harmless from and against all claims for broker's commissions or finder's fees by any person claiming to have been retained by Tenant in connection with this transaction, other than the broker or brokers, if any, named in Section 1A(11).

29.  MISCELLANEOUS.

     A.   Rights Cumulative

          All rights and remedies of the parties under this Lease shall be cumulative and none shall exclude any other rights and remedies allowed by law.

     B.   Late Payment Penalty and Interest

          Tenant covenants and agrees to pay to Landlord a late payment penalty for any installment of Base Rent or

          Additional Rent that Tenant fails to pay when due in an amount equal to the greater of One Hundred and No/100 Dollars ($100.00) or five percent (5%) of such installment provided that no such late payment penalty shall be due in the event payment of such installment of Base Rent or Additional Rent is made by Tenant within five (5) days after written notice from Landlord to Tenant of Tenant's failure to pay such rent when due. In addition, all Rent and other payments due hereunder shall upon becoming due under this Lease and remaining unpaid when due bear interest until paid at the rate of eighteen percent (18%) per annum, compounded monthly.

     C.   Binding Effect

          Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Section 16 hereof.

     D.   Lease Contains All Terms

          All of the representations and obligations of the parties are contained herein and no modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon a party unless in writing signed by such party.

     E.   Delivery for Examination

          Submission of the form of the Lease for examination shall not bind Landlord in any manner, and no Lease or obligations of the Landlord shall arise until this instrument is signed by both Landlord and Tenant and delivery is made to each.

     F.   No Air Rights

          No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

     G.   Modification of Lease

          If any tender, purchaser or ground lessor requires, as a condition to its lending funds or purchasing an interest in the Land, that certain modifications be made to this Lease, which modifications will not require Tenant to pay any additional amounts or otherwise change materially the rights or obligations of Tenant hereunder, Tenant shall, upon Landlord's request, execute appropriate instruments effecting such modifications.

     H.   Substitution of Premises

          At any time hereafter, Landlord may (upon thirty (30) days prior notice) substitute for the Premises other premises in the Building or the Additional Buildings (hereinafter referred to as the "New Premises") provided that the New Premises shall be similar to the Premises in area and usable for Tenant's purpose. If Tenant is already in occupancy of the Premises, then Landlord shall also pay the reasonable expenses of Tenant's moving from the Premises to the New Premises and for improving the New Premises so that they are substantially similar to the Premises. Such move shall be made during evenings, weekends or otherwise so as to incur the least inconvenience to Tenant.

     I.   Transfer of Landlord's Interest

          Tenant acknowledges that Landlord has the right to transfer its interest in the Land and Building and in this Lease, and Tenant agrees that in the event of any such transfer Landlord shall automatically be released from all liability under this Lease relating to periods after the date of such transfer and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder relating to periods after the date of such transfer.

     J.   Prohibition Against Recording

          Neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease voidable at Landlord's election.

     K.   Captions

          The captions of Sections and subsections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Sections or subsections.

     L.   Only Landlord/Tenant Relationship

          Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venture or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any other provisions contained in this Lease nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

     M.   Bills

          If Tenant falls to give Landlord specific written notice of its objections within thirty (30) days after receipt of any bill or invoice hereunder, such bill or invoice shall be deemed true and correct and Tenant may not thereafter question the validity of such bill or invoice or the underlying information or computations used to determine the amount thereof.

     N.   Severability

          If any provision of this Lease shall be declared to be void or unenforceable by a final judicial or administrative order and if, in Landlord's judgment, such provision was not a material consideration for Landlord's execution of this Lease, the Lease shall continue in full force and effect, except that the void or unenforceable provision shall be deemed to be deleted from this Lease. If such provision was a material consideration, Landlord may terminate this Lease on 30 days prior written notice to Tenant.

     O.   Jury Trial

          Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by Landlord or Tenant against the other with respect to the following issues: (i) the insolvency or bankruptcy of Landlord or Tenant; (ii) the assignment of this Lease by Landlord or Tenant or the subletting of all or any portion of the Premises by Tenant; and (iii) the integrity of the Building's structural, electrical, or mechanical systems.

     P.   Authority to Bind

          The individuals signing this Lease on behalf of Landlord and Tenant hereby represent and warrant that they are empowered and duly authorized to bind the Landlord or the Tenant, as the case may be, to this Lease in accordance with its terms.

     Q.   Covenants Independent

          It is the intent of the parties that this Lease be construed as if the covenants herein between Landlord and Tenant are independent and not dependent and that the Rent shall be payable without offset, reduction or abatement for any cause except as otherwise specifically provided in this Lease.

     R.   Business Days and Hours; Holidays

          "Business days" means Monday through Friday (except holidays); "normal business hours" means 8:00 a.m. to 6:00 p.m. on business days; and "holidays" means those days designated by the government of the United States as the holidays for New Years' Day,

          Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and such other holidays as may be designated in the Rules and Regulations.

     S.   Force Majeure

          When a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there is excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other cause of any kind whatsoever which are beyond the control of Landlord. Subject to the preceding sentence, time is of the essence of every part of this Lease.

30.  LIMITATIONS ON LANDLORD'S LIABILITY

     Any liability for damages or breach or nonperformance by Landlord, or arising out of the subject matter of this Lease or the relationship created hereby, shall be collectible only out of Landlord's interest in the Complex and no personal liability is assumed by, or at any time be asserted against, Landlord, its parent and affiliated corporations, its and their partners, venturers, directors, officers, agents, servants and employees, or any of its or their successors or assigns; all such liability, if any, being expressly waived and released by Tenant. If Landlord, in violation of the terms of this Lease or the provisions of law, withholds, denies or delays any consent which Tenant is required to obtain hereunder, Tenant may seek specific performance but shall not be entitled to damages therefor. Landlord's review, supervision, commenting on or approval of any aspect of work to be done by or for Tenant (under the Tenant Construction Agreement, Section 9 hereof, or otherwise) are solely for Landlord's protection and, except as expressly provided, create no warranties or duties to Tenant or to third parties.

31.  NOTICES

     All notices required or permitted under this Lease shall be in writing and shall be deemed properly given and received (i) when actually given and received if delivered in person; (ii) one business day after deposit with a private courier or overnight delivery service, or (iii) two business days after deposit in the United States mails, certified or registered mail with return receipt requested, postage prepaid, addressed to the party to receive the notice at, in the case of notices to Landlord, 55 West Monroe Street, Suite 3100, Chicago, Illinois 60603, Attn: Vice President/Office Building Management, with a copy to Landlord at 55 West Monroe Street, Suite 3100, Chicago, Illinois 60603-5060, Attn: General Counsel, and in the case of notices to Tenant, the address set forth in the first paragraph of this Lease if such notice is given prior to the Commencement Date and Tenants address at the Premises if such notice is given on or after the Commencement Date, or, in either case, at such other address as either party may notify the other of in accordance with the terms hereof.


     THIS LEASE SHALL NOT BE BINDING UPON OR ENFORCEABLE BY EITHER PARTY UNTIL FULLY EXECUTED BY BOTH LANDLORD AND TENANT.

     THIS LEASE IS THE ENTIRE AGREEMENT BETWEEN THE PARTIES CONCERNING THE SUBJECT MATTER, SUPERSEDING ANY PRIOR AGREEMENTS AND WITHOUT ANY IMPLIED AGREEMENTS, WARRANTIES OR UNDERSTANDINGS.

     IN WITNESS WHEREOF, Landlord and Tenant have signed this Lease as of the date first written above.

LANDLORD:
                                             TENANT:

HD DELAWARE PROPERTIES, INC.,                TANNING TECHNOLOGY CORPORATION,
a Delaware corporation                       a Colorado corporation


By:                                          By:  /s/ Larry G. Tanning
    ----------------------------                ----------------------------
Its:   Vice President                             Its:   President
    ----------------------------                ----------------------------

Landlord's Address:                          Tenant's Address:


HD Delaware Properties, Inc.                 9025 East Kenyon Avenue
55 West Monroe Street                        Suite 312
Suite 3100                                   Denver, Colorado 80237
Chicago, Illinois 60603                      -------------------------------
  Attention:  Vice President
  Office Building and
  Multi-Use Development
Copy to:  General Counsel

                                    EXHIBIT A

                                   METROPOINT

                          LEGAL DESCRIPTION OF THE LAND


PARCEL A
--------

A parcel of land in Section 9, Township 5 South, Range 67 West of the Sixth Principal Meridian, City and County of Denver, State of Colorado, more particularly described as follows:

Commencing at the south one-quarter corner of said Section 9; thence N 00 (degree)19'13" E, a distance of 1296.94 feet to a point of curvature; thence along a curve to the left having a radius of 1,273.24 feet and a central angle of 25(degree)29'43", an arc distance of 566.56 feet to a point of tangency; thence N 25(degree)10'30" W and along the tangent to the aforementioned curve, a distance of 313.16 feet to a point of curvature; thence along a curve to the left having a radius of 1,637.02 feet and a central angle of 28 (degree) 30'18", an arc distance of 814.43 feet; thence N 36(degree)19'12" E, a distance of 63.92 feet to a point of curvature; thence along a curve to the right having a radius of 1,273.24 feet and a central angle of 27(degree)17'15", an arc distance of
606.39 feet; thence S 26(degree)23'33" E, a distance of 60.00 feet; thence N 63(degree)36'27" E, a distance of 151.72 feet to a point of curvature; thence along a curve to the right having a radius of 1,086.58 feet and a central angle of 07(degree)35'36", an arc distance of 144.00 feet to the TRUE POINT OF BEGINNING, said True Point of Beginning also being the northwest corner of the parcel of land described as the "DTC Office Site" in Exhibit A to that certain instrument recorded in Book 2577 at page 669 in the Clerk and Recorder's Office of the City and County of Denver (said True Point of Beginning also being on the southerly right-of-way line of Tufts Avenue Parkway as platted by Denver Technological Center, North, Filing No. 1 and recorded in Book 29 at page 56 in the Clerk and Recorder's Office of the City and County of Denver); thence southerly along the westerly line of said parcel the following eight (8) courses;

          (1) thence S 18(degree)47'57" E, a distance of 20.00 feet to a point of curvature;

          (2) thence along a curve to the right having a radius of 50.00 feet and a central angle of 40(degree)19'56", an arc length of 35.20 feet to a point of reverse curvature;

          (3) thence along a curve to the left having a radius of 62.27 feet and a central angle of 38(degree)55'32", an arc distance of
               42.31 feet to a point of tangency;

          (4)  thence S 17(degree)23'33" E, along said tangent a distance of
               121.75 feet to a point of curvature;

          (5) thence along a curve to the left having a radius of 75.00 feet and a central angle of 42(degree)15' 44", an arc distance of
               55.32 feet to a point of non-tangency;

          (6)  thence S 17(degree)23' 33" E, a distance of 233.39 feet;

          (7)  thence S 07(degree)43' 03" E, a distance of 20.29 feet;

          (8) thence S 23(degree)31'25" E, a distance of 353.21 feet to a point on a non-tangent curve, said point also being on the northerly right-of-way line of Union Avenue Parkway;


thence southwesterly and westerly along said northerly right-of-way line of Union Avenue Parkway the following four (4) courses:


          (1) thence along a curve to the left, the beginning tangent of which bears S 40(degree)07'43" W, having a radius of 1108.14 feet and a central angle of 00(degree)48'13", an arc distance of 15.54 feet to a point of tangency;

          (2)  thence S 39(degree)19'30" W, along said tangent, a distance of
               190.64 feet to a point of curvature;

          (3) thence alone a curve to the right having a radius of 930.00 feet and a central angle of 18(degree)27'46", an arc distance of
               299.68 feet to a point of compound curvature;

          (4) thence along a curve to the right having a radius of 101.50 feet and a central angle of 97(degree)02'14", an arc distance of
               171.90 feet to a point of tangency, said point also being on the easterly right-of-way line of South Ulster Street Parkway as platted by the Denver Technological Center, North, Filing No. 1;


thence northwesterly along said easterly right-of-way line the following five
(5) courses:

          (1)  thence N 25(degree)10'30" W along said tangent, a distance of
               33.47 feet to a point of curvature;

          (2) thence along a curve to the left having a radius of 1697.02 feet and a central angle of 14(degree)49'42", an arc distance of
               439.19 feet to a point of non-tangency;

          (3) thence N 49(degree)59'49" E, a radial to the previously mentioned curve, a distance of 10.00 feet to a point on a non-tangent curve;

          (4) thence along a curve to the left, the beginning tangent of which bears N 40(degree)00'11" W, having a radius of 1707.02 feet and a central angle of 08(degree)24'37", an arc distance of 250.57 feet to a point of reverse curvature;

          (5) thence along a curve to the right having a radius of 101.50 feet, and a central angle of 89(degree)53'29", an arc length of
               159.24 feet to a point of compound curvature; said point also being on the southerly right-of-way line of said Tufts Avenue Parkway;


thence along said southerly right-of-way line the following three (3) courses:

          (1) thence along a curve to the right having a radius of 1213.24 feet and a central angle of 22(degree)07'47", an arc length of
               468.60 feet to a point of tangency;

          (2)  thence N 63(degree)36'27" E along said tangent a distance of
               151.72 feet to a point of curvature;

          (3) thence along a curve to the right having a radius of 1088.58 feet and a central angle of 07(degree)35'36", an arc length of
               144.00 feet to the TRUE POINT OF BEGINNING.

                                      -2

PARCEL B
--------

The entire right, title, interest and estate of Denver Tech Center Associates under and pursuant to that certain Reciprocal Easement Agreement dated April 19, 1982, by and between DTC Associates and Denver Tech Center Associates, recorded on May 4, 1982 in Book 2577 at page 689 of the records of the Clerk and Recorder of the City and County of Denver, State of Colorado; the interests of Denver Tech Center Associates pursuant to such Reciprocal Easement Agreement include (without limitation) a perpetual non-exclusive easement for the passage of motor vehicles and the passage and accommodation of pedestrians over and across the "DTC Easement Parcel," as that term is defined in such Reciprocal Easement Agreement.

                                    EXHIBIT B

                                   METROPOINT

                          PLAN DELINEATING THE PREMISES

                             [Diagram of floorplan]

                                    EXHIBIT C


                          RICHFIELD TOWER AT METROPOINT


                          TENANT CONSTRUCTION AGREEMENT


          1. Terms. Except as expressly provided to the contrary herein, all initially capitalized terms used herein shall have the meanings set forth for such terms in the Lease to which this Exhibit C is attached.
                                      ---------

          2. Base Building Improvements. Landlord, at its expense, shall construct within or for the Premises the following described improvements (the "Base Building Improvements"):

          (a) Structure: Structural components including foundations, subfloor, bearing walls, exterior weather walls, columns, beams and roof.


          (b) Floors: Bare finished, concrete slab floors.


          (c) Electrical: Primary electrical distribution system to the floor of the Building on which the Premises are located.


          (d) Heating, Ventilation and Air Conditioning: Primary heating, ventilation and air conditioning distribution system provided and installed and ready for connection to the variable volume and/or mixing air distribution boxes and supply and return ductwork to be provided as part of the "Tenant Improvements" (as defined below).


          (e) Telephone: A telephone terminal panel serving the Premises provided and installed in a reasonable location designated by Landlord.


          (f) Plumbing: Standard toilets on the floor of the Building on which the Premises are located.


          (g) Fire Safety System: Primary distribution for fire safety system required by applicable code (including, without limitation, fire sprinklers and alarms) provided and installed and ready for connection to the fire safety system for the Premises to be provided as part of the Tenant Improvements.

          3. Preliminary Plans. Promptly after execution of this Lease by all parties hereto, Landlord shall proceed to cause its space planners to prepare preliminary plans and specifications (the "Preliminary Plans") for all leasehold improvements in addition to the Base Building Improvements to be constructed by Landlord for Tenant in the Premises (the "Tenant Improvements"), which Preliminary Plans shall be sufficient to obtain a bid for the construction or installation of all improvements shown thereon. Tenant shall furnish to Landlord all information necessary for the preparation of the Preliminary Plans on or before January 13, 1995. The Preliminary Plans shall be prepared at Landlord's expense.

          4. Landlord's Allowance. At such time as Preliminary Plans that have been approved in writing by both Landlord and Tenant have been prepared, Landlord shall obtain a bid for the construction or installation of the Tenant Improvements as shown thereon. Landlord shall promptly notify Tenant of the amount of such bid plus the amount required to pay for the preparation of the Preliminary Plans and of architectural and engineering construction drawings for the Tenant Improvements (the "Estimated Work Cost"). If the Estimated Work Cost is less than or equal to $26.50 per square foot of the Rentable Area of the Premises (the "Landlord's Allowance"), then Landlord shall proceed in accordance with paragraph 5 below. Landlord's Allowance shall be applied to pay all costs associated with said construction including, but not limited to, space planning and architectural fees. To the extent that the total construction costs equal less than Twenty One and 50/100 Dollars ($21.50) per rentable square foot of the Premises (the "Base Allowance"), Tenant shall receive as a credit against Base Rent an amount equal to any unused portion of such Base Allowance; provided, however, should the actual costs exceed such Base Allowance, Landlord shall amortize an amount equal to the amount of such excess costs up to a maximum of Five and 00/100 Dollars ($5.00) per rentable square foot of the Premises (the "Amortized Amount") over the Term of the Lease and Tenant's Base Rent shall be increased to include the amount of such excess costs plus interest on such amount at the rate of eleven percent (11%) per annum. If the Estimated Work Cost is greater than the sum of Landlord's Allowance and the Amortized Amount, then Tenant, at Tenant's option, may elect to eliminate one or more items shown on the Preliminary Plans so as to reduce the Estimated Work Cost. If Tenant does not so elect to eliminate one or more items shown on the Preliminary Plans, or does so elect but the Estimated Work Cost after accounting for the eliminated items is still greater than the sum of Landlord's Allowance and the Amortized Amount, then Tenant shall forthwith deposit with Landlord an amount (the "Construction Deposit") equal to one-half of the difference between (a) the sum of Landlord's Allowance and the Amortized Amount and (b) the Estimated Work Cost (as the same may have been revised), whereupon Landlord shall proceed in accordance with paragraph 5 below.

          5. Construction of Tenant Improvements. Landlord shall cause its architect and engineer to prepare construction drawings and specifications for the Tenant Improvements based strictly on the Preliminary Plans and shall cause the Tenant Improvements to be constructed or installed in the Premises in accordance with such construction drawings; provided, however, that Landlord's total cost of preparing such construction drawings and constructing and installing the Tenant Improvements in the Premises shall not exceed the Landlord's Allowance. Prior to the commencement of construction, Tenant shall be given an opportunity to review the Construction drawings to confirm that they conform to the Preliminary Plans. Upon substantial completion of the construction and installation of the Tenant Improvements and prior to Tenant's occupancy of the Premises, Tenant shall pay to Landlord the amount, if any, by which the actual cost of preparing the construction drawings for the Tenant Improvements and constructing and installing the Tenant Improvements in the Premises exceeds the sum of the Landlord's Allowance and the Construction Deposit.

          6. Additional Tenant Work. If Tenant desires any work in addition to the Base Building Improvements and the Tenant Improvements to be performed In the Premises (the "Additional Tenant Work"), Tenant, at Tenant's expense, shall cause plans and specifications for such work to be prepared either by arranging therefor with Landlord's architect or engineer or with consultants of Tenant's own selection. All plans and specifications for Additional Tenant Work shall be subject to review by Landlord to insure that the Additional Tenant Work is compatible with all other construction, as well as the electrical and mechanical systems, within the Building, and that it complies with all applicable codes, laws, rules and regulations. Landlord's approval of Tenant's plans and specifications for any Additional Tenant Work shall not be arbitrarily withheld. If Landlord should approve Tenant's plans and specifications for any Additional Tenant Work, Landlord shall, subject to the following terms and conditions, grant to Tenant and Tenant's agents, a license to enter the Premises prior to the Commencement Date in order that Tenant may perform or cause to be performed the Additional Tenant Work in accordance with the plans and specifications therefor previously approved by Landlord:


          (a) Tenant shall give Landlord not less than five (5) days' prior written notice of the request to have such access to the Premises, which notice must contain or be accompanied by: (i) a description and schedule for the work to be performed by those persons and entities for whom and which such early access is being requested; (ii) the names and addresses of all contractors, subcontractors and material suppliers for whom and which such access is being requested; (iii) the approximate number of individuals, itemized by trade, who shall be present in the Premises; (iv) copies of all contracts pertaining to the performance of the work for which such early access is being requested; (v) copies of all licenses and permits required in connection with the performance of the work for which such access is being requested; (vi) certificates of insurance and instruments of indemnification against all claims, costs, expenses, damages suits, fines, penalties, actions, causes of action and liabilities which may arise in connection with such work; and (vii) assurances of the availability of funds sufficient to pay for all such work, if such assurances are requested by Landlord. Each of the foregoing shall be subject to Landlord's approval, which approval shall not be arbitrarily withheld.

          (b) Such early access is subject to scheduling by Landlord.


          (c) Tenant's agents, contractors, workers, mechanics, suppliers and invitees must work in harmony and not interfere with Landlord and Landlord's agents in doing work in the Premises and in other premises and common areas of the Building or the general operation of the Building. If at any time such entry shall cause or threaten to cause disharmony or interference, including labor disharmony, Landlord may withdraw its license upon twenty-four (24) hours prior written notice to Tenant.


          (d) In the event that Landlord's work in the Premises and Tenant's work in the Premises (pursuant to the license granted herein) progresses simultaneously, Landlord shall not be liable for any injury to person or damage to property of Tenant, or of Tenant's employees, licensees or invitees, from any cause whatsoever occurring upon or about the Premises, and Tenant shall indemnify and save Landlord harmless from any and all liability and claims arising out of or connected with any such injury or damage.


          (e) Tenant agrees that it is liable to Landlord for any damage to the Premises or any portion of the work in the Premises caused by Tenant or any of Tenant's employees, agents, contractors, workers or suppliers.

          7. Tenant's Delay. As provided in Section 5C of the Lease, the Term of the Lease (and therefore Tenant's obligation for the payment of Rent) shall not commence until Landlord has substantially completed all work to be performed by Landlord as set forth in paragraphs 2 and 5 above; provided, however, that if Landlord is delayed in substantially completing such work as a result of:

               (a) Tenant's failure to furnish information in accordance with paragraph 3;

               (b) Tenant's request for materials or installations as a part of the Tenant Improvements that are other than Landlord's Building standard materials or installations;

               (c) Tenant's changes in any drawings, plans or specifications;

               (d) The performance of any Additional Tenant Work or any failure to complete or delay in completion of such work; or delay in (d) The performance of any Additional Tenant Work or any failure to complete or completion of such work; or

          (e) Any other act or omission of Tenant (all of which shall be deemed to be delays caused by Tenant),


     then the Commencement Date shall only be extended pursuant to Section 5C(1) of the Lease until the date on which Landlord would have substantially completed the performance of such work but for such delays. Postponement of the commencement of the Term shall be in full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Premises not being ready for occupancy by Tenant as of the originally scheduled Commencement Date set forth in Section 1A(1) of the Lease.

          8. General. All drawings, space plans, plans and specifications for any improvements or installations in the Premises are expressly subject to Landlord's prior written approval. Any approval by Landlord or Landlord's architects or engineers of any of Tenant's drawings, plans or specifications which are prepared in connection with construction of improvements in the Premises shall not in any way bind Landlord or constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans or specifications, or the improvement to which they relate, for any use, purpose or condition, but this approval shall merely be the consent of Landlord to Tenant's construction of improvements in the Premises in accordance with such drawings, plans or specifications. Failure by Tenant to pay any amounts due hereunder shall have the same effect under the Lease as the failure to pay Rent, and this failure or the failure by Tenant to perform any of its other obligations hereunder shall constitute an Event of Default under Section 24(A) of the Lease, entitling Landlord to all of its remedies under the Lease as well as all remedies otherwise available to Landlord.

                                    EXHIBIT D


                                   METROPOINT


                              RULES AND REGULATIONS


          1. Tenant shall not place anything, or allow anything to be placed near the glass of any window, door, partition or wall which may, in Landlord's judgment, appear unsightly from outside of the Building.

          2. The Building directory, located in the Building lobby as provided by Landlord, shall be available to Tenant solely to display one (1) line/name and their location in the Building, which display shall be as directed by Landlord.

          3. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purposes other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators, stairways and roof are not for the use of the general public and Landlord shall, in all cases, retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord, reasonably exercised, shall be prejudicial to the safety, character, reputation and interests of the Building. Neither Tenant nor any employees or invitees of any tenant shall go upon the roof of the Building.

          4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purposes other than that which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and to the extent caused by Tenant or its employees or invitees, the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by Tenant.

          5. Tenant shall not cause any unusual janitorial labor or services.

          6. No cooking, except for microwave cooking, shall be done or permitted by Tenant on the Premises, nor shall the Premises be used for lodging.

          7. Tenant shall not bring upon, use or keep in the Premises or the Complex any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

          8. Landlord shall have sole power to direct electricians to where and how telephone and other wires are to be introduced. No boring or cutting for wires is to be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

          9. Upon the termination of the tenancy, Tenant shall deliver to Landlord all keys and passes for offices, rooms, parking areas and toilet rooms which shall have been furnished to Tenant. In the event of the loss of any keys or passes so furnished, Tenant shall pay

Landlord therefor. Tenant shall not make, or cause to be made, any such keys and shall order all such keys solely from Landlord and shall pay Landlord for any additional such keys over and above the two sets of keys furnished by Landlord.

          10. Tenant shall not install linoleum, tile, carpet or other floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord.

          11. No furniture, packages, supplies, equipment or merchandise will be received in the Complex or carried up or down in the freight elevator, except between such hours and in such freight elevator as shall be designated by Landlord.

          12. Tenant shall cause all doors to the Premises to be closed and securely locked before leaving the Building at the end of the day.

          13. Without the prior written consent of Landlord, Tenant shall not use the name of the Building or the Complex or any picture thereof in connection with, or in promoting or advertising the business of Tenant, except Tenant may use the address of the Building as the address of its business.

          14. Tenant shall cooperate fully with Landlord to assure the most effective operation of the Premises' or the Building's heating and air conditioning, and shall refrain from attempting to adjust any controls. Tenant shall keep corridor doors closed.

          15. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured. Landlord shall in no way be responsible to Tenant, its agents, employees or invitees, for any loss of property from the Premises or the Complex.

          16. Except with the prior written consent of the Landlord, Tenant shall not sell or cause to be sold any items or services at retail in or from the Premises, nor shall Tenant carry on or permit or allow any employee or person to carry on the business of machine copying, stenography, typewriting or similar business in or from the Premises for the service or accommodation of occupants of any portion of the Complex without written consent of the landlord.

          17. Tenant shall not conduct any auction nor permit any fire or bankruptcy sale to be held on the Premises, nor store goods, wares or merchandise on the Premises. Tenant shall not allow any vending machines on the Premises without Landlord's prior consent.

          18. All freight must be moved into, within and out of the Building and the Complex under the supervision of Landlord and according to such regulations as may be posted or distributed by Landlord from time to time. All moving of furniture or equipment into or out of the Building by Tenant shall be done at such time and in such manner as directed by Landlord or its agent. In no cases shall items of freight, furniture, fixtures or equipment be moved into or out of the Building or in any elevator during such hours as are normally considered rush hours to an office building; i.e., 7:30-9:00 a.m., 11:00 a.m. - 1:00 p.m., and 4:00-6:00 p.m.

          19. On Sundays, holidays (legal) and on other days during certain hours for which the Building may be closed after normal business hours, access to the Building or to halls, corridors, elevators, stairwells will be controlled by Landlord. Landlord or its agents will have the right to demand of any and all persons seeking access to the Building proper identification to determine if they have rights of access to the Premises. The Landlord shall, in no case, be liable for damages wherein admission to the Building has not been granted during abnormal hours by reason of a tenant failing to properly identify himself, or through the failure of the Building to be unlocked and open for access by Tenant, Tenant's employees and general public.

          20. Tenant shall not change locks or install other locks on doors without the prior written consent of Landlord.

          21. Tenant shall give prompt notice to Landlord of any accidents to or defects in plumbing, electrical fixtures or heating apparatus so the same may be attended to properly.

          22. No safes or other objects larger or heavier than the freight elevators of the Building are limited to carry shall be brought into or installed on the Premises. Landlord shall have the power to prescribe the weight and position of such safes or other objects which shall, if considered necessary by Landlord, be required to be supported by such additional materials placed on the floor as Landlord may direct, and at the expense of Tenant. In no event shall these items exceed a weight for which the floor is designed.

          23. No person or persons other than those approved by Landlord will be permitted to enter the Building for purposes of cleaning, maintenance, construction or painting.

          24. Tenant shall not permit or suffer the Premises to be occupied or used in a manner reasonably objectionable to Landlord or other occupants of the Complex by reason of noise, odors, or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the Complex. Smoking or carrying of a lighted cigar or cigarette in the elevators of the Complex is prohibited.

          25. Canvassing, soliciting and peddling in the Complex are prohibited. Tenant shall cooperate to prevent the same.

          26. Landlord reserves the right, at any time, to rescind any one or more of these rules and regulations, or to make such other and further reasonable and nondiscriminatory rules and regulations as in Landlord's judgment may from time to time be necessary for the safety, care and cleanliness of the Complex for the preservation of order therein.

          27. Tenant shall not permit any of its Employees to carry a lighted cigar, cigarette, pipe or other lighted equipment in any common area of the Complex, except a common area which has been designated by Landlord as a smoking area.

                                    EXHIBIT E


                                   METROPOINT


                                     PARKING


Subject to the following provisions, during the Term of this Lease, Landlord agrees to permit Tenant the use of, and Tenant agrees to pay the amounts, if any, described herein for the use of, five (5) unassigned parking spaces in the surface lot for the parking of vehicles at no charge to Tenant for the initial Term of this Lease and six (6) unassigned parking spaces in the parking garage of the Complex for the parking of vehicles at the rate of Thirty and No/100 Dollars ($30.00) per space per month during the first Calendar Year of the initial Term of this Lease, and thereafter, commencing on the first day of the Calendar Year immediately following the Calendar Year in which Tenant's obligation to pay monthly rent for such unassigned parking spaces in the parking garage of the Complex begins and on the first day of each Calendar Year thereafter during the initial Term of this Lease, such monthly rent for each unassigned parking spaces shall increase by five percent (5%) over the monthly rent payable for such parking spaces during the preceding Calendar Year. All monthly parking rent shall be payable in advance on the first day of each month within the Term to the same place as payments of Base Rent and shall be considered Rent under this Lease. Tenant's rights to use the parking facilities of the Complex shall be non-exclusive except that Landlord shall not grant any other party the right to use Tenant's assigned parking spaces. Tenant's rights hereunder to use the parking facilities of the Complex are conditioned upon this Lease being in full force and effect and there being no Event of Default by Tenant under this Lease. Tenant shall not abuse its privileges with respect to the parking facilities and shall use same in accordance wish Landlord's directions. If for any reason Landlord fails or is unable to provide all or any portion of the above-described parking spaces to Tenant or Tenant is not permitted to utilize all or any portion of such parking spaces at any time during the Term of this Lease, such fact shall not be a default by Landlord as to permit Tenant to terminate this Lease, either in whole or in part, but Tenant's obligation to pay rental for any parking space which is not provided by Landlord shall be abated for so long as Tenant does not have the use of such parking space and this abatement shall be in full settlement of all claims that Tenant might otherwise have against Landlord by reason of Landlord's failure or inability to provide Tenant with such parking space. Except for those terms specifically defined in this Exhibit, all initially capitalized terms herein shall have the meanings set forth for such terms in the Lease to which this
Exhibit is attached.


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

                                   RIDER NO. 1

                         Attached To and Made a Part of
                    the Office Building Lease By and Between

                          HD Delaware Properties, Inc.

                                As Landlord, and

                         Tanning Technology Corporation,

                                    As Tenant

                             ---------------------

                                OPTION TO EXTEND

     Tenant, at its option, shall have the right to extend (the "Option to Extend") the term of the Lease for the entire Premises for an additional five
(5) years (the "Extended Term") by delivering written notice to Landlord at least three (3) months before the expiration of the Term of the Lease, provided that at the time said notice is so delivered and on the commencement of the Extended Term, no event of default by Tenant as defined in the Lease is in existence, and provided further that Tenant furnishes current financial statements to Landlord and that no material adverse change in the financial condition of Tenant has occurred since the financial statements last delivered by Tenant to Landlord. Subject to the conditions set forth in the preceding sentence, the Lease shall be extended by written amendment, duly executed by Landlord and Tenant. The Extended Term shall commence the day following the Termination Date of the Term, expire the day preceding the annual anniversary of such date five (5) years thereafter and be upon the same terms, covenants and conditions as provided in the Lease for the Term, except that Base Rent and charges for the parking of vehicles in the Complex payable during the Extended Term shall be at the rate then being quoted by Landlord for comparable space in the Building at the commencement of the Extended Term, which new Base Rent and parking charges shall be designated by Landlord and shall be increased, adjusted, or augmented as provided in and under the Lease, unless a different method of increase, adjustment, or augmentation is then prevailing for leases in the Building, in which event the different method shall be used. Notwithstanding the foregoing, Base Rent and parking charges during the Extended Term shall in no event be less than the Base Rent and parking charges payable during the last year of the initial Term of the Lease. Payment of Additional Rent and all other charges required to be made by Tenant as provided in this and any other Rider attached to the Lease for the Term shall continue to be made during the Extended Term. Any termination of the Lease during the Term shall terminate the Option to Extend. Any assignment of the Lease or subletting of all or a part of the Premises by Tenant shall terminate the Option to Extend.

                                             F-1